UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                        ______________________________

                                   FORM 8-K
                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  May 20, 2004


                                   0-15898
                          (Commission File Number)

                       ______________________________

                     CASUAL MALE RETAIL GROUP, INC.
        (Exact name of registrant as specified in its charter)

      Delaware                                             04-2623104
(State of Incorporation)                                 (IRS Employer
                                                      Identification Number)


              555 Turnpike Street, Canton, Massachusetts 02021
            (Address of registrant's principal executive office)


                              (781) 828-9300
                     (Registrant's telephone number)
                      ______________________________



















ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

	(c) Exhibits
	    Exhibit No.	Description
          -----------   ------------
	     99.1		Press Release announcing Casual Male Retail Group,
	      		Inc.'s First Quarter Fiscal 2004 Results and CMRG's
				announcement of the sale of its interest in Ecko retail stores.

ITEM 12.  Results of Operations and Financial Condition.

On May 20, 2004, Casual Male Retail Group, Inc. (the "Company") issued a press release announcing operating results for the first quarter of fiscal 2004, which ended on May 1, 2004. In addition, the Company announced that on May 19, 2004, the Company signed a sale agreement with Ecko.Complex, LLC to sell its 50.5% joint venture interest in the Ecko Unltd. (r) outlet and full-price stores to Ecko. Complex, LLC.

The press release contains certain non-GAAP measures which the Company believes is important for investors to help gain a better understanding of the Company. The release includes a reconciliation of such non-GAAP measures.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.






































                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CASUAL MALE RETAIL GROUP, INC.

                                              By: /s/ Dennis R. Hernreich
						  ---------------------------
                                              Name:  Dennis R. Hernreich
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


Date:  May 20, 2004